Offerings - Offering: 1	Apr. 02, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.125% Notes due 2035
Amount Registered | shares	600,000,000
Maximum Aggregate Offering Price	$ 590,226,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 90,363.60
Offering Note	$600,000,000 aggregate principal amount of the 5.125% Notes due 2035 will be issued.